May 13, 2011

Universal Business Payment Solutions Acquisition Corporation
Radnor Financial Center
150 North Radnor-Chester Road, Suite F-200
Radnor, Pennsylvania 19087

EarlyBirdCapital, Inc.
275 Madison Avenue, 27th Floor
New York, New York 10016

Re:	Initial Public Offering

Gentlemen:

This letter (“Letter Agreement”) is being delivered to you in accordance with the Underwriting Agreement (the “Underwriting Agreement”) entered into or to be entered into by and between Universal Business Payment Solutions Acquisition Corporation, a Delaware corporation (the “Company”), and EarlyBirdCapital, Inc., as representative (the “Representative”) of the several underwriters (the “Underwriters”), relating to an underwritten initial public offering (the “Offering”) of the Company’s units (the “Units”), each comprised of one share of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and one warrant exercisable for one share of Common Stock (each, a “Warrant”).  The Units sold in the Offering are being registered pursuant to a registration statement on Form S-1 (the “Registration Statement”) and prospectus (the “Prospectus”) filed by the Company with the Securities and Exchange Commission (the “Commission”). Certain capitalized terms used herein are defined in paragraph 11 hereof.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement and to proceed with the Offering and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees as follows:

1.           If the Company seeks stockholder approval of a proposed Business Combination, then in connection with such proposed Business Combination, the undersigned shall vote all Insider Shares beneficially owned by the undersigned in accordance with the majority of the votes cast by the holders of the IPO Shares.

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2.           In the event that the Company fails to consummate a Business Combination (as defined in the Underwriting Agreement) within 18 months from the closing of the Offering (or 21 months from the date of the closing of the Offering if the Company executes a letter of intent, agreement in principle or definitive agreement relating to a proposed initial Business Combination before such 18-month period ends), the undersigned shall (i) take all reasonable steps to cause the Trust Account to be liquidated and distributed to the holders of the IPO Shares and (ii) take all reasonable actions within his power to cause the Company to liquidate as soon as reasonably practicable.  The undersigned hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Account and any remaining net assets of the Company as a result of such liquidation with respect to his Insider Shares (“Claim”) and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever.

3. (a)     In order to minimize potential conflicts of interest that may arise from multiple corporate affiliations, the undersigned hereby agrees that until the earliest of the Company’s initial Business Combination, liquidation or such time as he or she ceases to be an officer or director of the Company, he or she shall present to the Company for its consideration, prior to presentation to any other entity, any opportunity to acquire or invest in an operating business, subject to any pre-existing fiduciary or contractual obligations he or she might have.

(b)         The undersigned understands that the Company may effect a Business Combination with a single target business or multiple target businesses simultaneously and agrees that he or she will not participate in the formation of, or become an officer or director of, any blank check company, until the Company has entered into a definitive agreement regarding its initial Business Combination or the Company has failed to complete an initial Business Combination within 18 months (or 21 months if a letter of intent, agreement in principle or definitive agreement relating to a prospective Business Combination is executed before the 18-month period ends), from the closing of the Offering; provided, however, that nothing contained herein shall override the undersigned’s fiduciary obligations to any entity with which he or she is currently directly or indirectly associated or affiliated or by whom he or she is currently employed.

(c)         The undersigned hereby agrees and acknowledges that (i) each of the Underwriters and the Company would be irreparably injured in the event of a breach by the undersigned of his or her obligations under paragraphs 4(a) and/or 4(b) hereof, (ii) monetary damages may not be an adequate remedy for such breach and (iii) the non-breaching party shall be entitled to injunctive relief, in addition to any other remedy that such party may have in law or in equity, in the event of such breach.

4.           The undersigned agrees to be an officer and/or director of the Company until the earlier of the consummation by the Company of a Business Combination, his or her resignation and the liquidation of the Trust Account.  The undersigned’s biographical information furnished to the Company and attached here as Exhibit A is true and accurate in all respects and does not omit any material information with respect to the undersigned’s background. The undersigned’s questionnaire furnished to the Company and attached hereto as Exhibit B is true and accurate in all respects. The undersigned represents and warrants that:

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(a)         the undersigned is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

(b)         the undersigned has never been convicted of, or pleaded guilty to, any crime (i) involving fraud, (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and the undersigned is not currently a defendant in any such criminal proceeding; and

(c)         the undersigned has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

5.           Neither the undersigned nor any affiliate of the undersigned shall receive any finder’s fee, reimbursement, consulting fee, monies in respect of any repayment of a loan or other compensation prior to, or in connection with any services rendered in order to effectuate the consummation of the Company’s initial Business Combination (regardless of the type of transaction that it is), other than the following:

(a)         repayment of a $125,000 loan made to the Company by UBPS Services, LLC, an entity controlled by Bipin Shah, pursuant to a Promissory Note dated December 6, 2010;

(b)         payment of an aggregate of $7,500 per month to UBPS Services, LLC for office space, secretarial and administrative services; and

(c)         reimbursement for any reasonable out-of-pocket expenses related to identifying, investigating and consummating an initial Business Combination, so long as no proceeds of the Offering held in the Trust Account may be applied to the payment of such expenses prior to the consummation of a Business Combination.

6.           In order to induce the undersigned and the Underwriters to enter into the proposed Underwriting Agreement in connection with the Offering, the undersigned hereby agrees to execute and abide by the terms and conditions of an escrow agreement, in substantially the form attached as an exhibit to the Registration Statement, among the Inside Stockholders, the Company and Continental Stock Transfer & Trust Company simultaneously with the execution of the proposed Underwriting Agreement.

7.           The undersigned hereby agrees to not propose, or vote in favor of, an amendment to the Company’s Certificate of Incorporation to extend the period of time in which the Company must consummate a Business Combination. Should such a proposal be put before stockholders of the Company other than through actions by the undersigned, the undersigned hereby agrees to vote against such proposal.

8.           The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement and to serve as an officer and/or director of the Company.  The undersigned acknowledges and understands that the Underwriters and the Company will rely upon the agreements, representations, and warranties set forth herein in proceeding with the Offering.

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9.           The undersigned hereby waives his or its right to exercise redemption rights with respect to any Insider Shares owned by the undersigned, directly or indirectly, and agrees that he or she will not seek redemption for cash with respect to such Insider Shares in connection with any vote to approve a Business Combination (as is more fully defined in the final Prospectus).

10.         The undersigned acknowledges and agrees that the Company will not consummate any Business Combination with an entity (i) which the Company’s officers or directors, through their other business activities, had acquisition or investment discussions in the past, (ii) which is, or has been within the past five years, affiliated with any of the Insiders or their affiliates, including an entity that is either a portfolio company of, or has otherwise received a material financial investment from, any private equity fund or investment company (or an affiliate thereof) that is affiliated with such individuals; or (iii) where the Company acquires less than 100% of such entity and any of the Insiders or their affiliates acquire the remaining portion of such target business, unless, in any case, the Company obtains an opinion from an independent investment banking firm reasonably acceptable to the Representative that the business combination is fair to the Company’s unaffiliated stockholders from a financial point of view.

11.         As used in this Letter Agreement, (i) “Business Combination” shall mean a merger, share exchange, asset acquisition, stock purchase, plan of arrangement, recapitalization, reorganization or similar business combination, involving the Company and one or more businesses; (ii) “Insiders” shall mean all officers, directors and stockholders of the Company immediately prior to the consummation of the Offering; (iii) “Insider Shares” shall mean all of the shares of the Common Stock of the Company acquired by an Insider prior to the consummation of the Offering; (iv) “Insider Warrants” shall mean the Warrants that are being sold to certain of the Insiders in a private placement that shall occur simultaneously with the consummation of the Offering; (v) “IPO Shares” shall mean the shares of Common Stock issued in the Offering; and (vi) “Trust Account” shall mean the trust fund into which a portion of the net proceeds of the Offering will be deposited.

12.         This Letter Agreement, and the exhibits thereto, constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersede all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby. This Letter Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by the parties hereto.

13.         Neither party may assign either this Letter Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other party. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This Letter Agreement shall be binding on the undersigned and each of his or her heirs, personal representatives, successors and assigns.

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14.         This Letter Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts formed and to be performed entirely within the State of New York, without regard to the applicability or effect of conflicts of law principles or rules thereof, to the extent such principles would require or permit the application of the laws of another jurisdiction.  The undersigned agrees that any action, proceeding or claim arising out of or relating in any way to this Letter Agreement shall be resolved through final and biding arbitration in accordance with the International Arbitration Rules of the American Arbitration Association (“AAA”).  The arbitration shall be brought before the AAA International Center for Dispute Resolution’s offices in New York City, New York, will be conducted in English and will be decided by a panel of three arbitrators selected from the AAA Commercial Disputes Panel and that the arbitrator panel’s decision shall be final and enforceable by any court having jurisdiction over the party from whom enforcement is sought.  The cost of such arbitrators and arbitration services, together with the prevailing party’s legal fees and expenses, shall be borne by the non-prevailing party or as otherwise directed by the arbitrators.  Any notice or other communication required or permitted to be given hereunder, shall be delivered to the undersigned at the address set forth on the signature page hereto..

15.         Any notice, consent or request to be given in connection with any of the terms or provisions of this Letter Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery or facsimile transmission.

[Signature page follows]

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Sincerely,

By:	/s/ Peter Davidson
Name: Peter Davidson
Address:

Acknowledged and Agreed:

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

By:	/s/ Bipin C. Shah
Name: Bipin C. Shah
Title: Chief Executive Officer

Sincerely,

By:	/s/ Frederick Hammer
Name: Frederick Hammer
Address:

Acknowledged and Agreed:

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

By:	/s/ Bipin C. Shah
Name: Bipin C. Shah
Title: Chief Executive Officer

Sincerely,

By:	/s/ Arthur Ryan
Name: Arthur Ryan
Address:

Acknowledged and Agreed:

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

By:	/s/ Bipin C. Shah
Name: Bipin C. Shah
Title: Chief Executive Officer

Sincerely,

By:	/s/ Robert Palmer
Name: Robert Palmer
Address:

Acknowledged and Agreed:

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

By:	/s/ Bipin C. Shah
Name: Bipin C. Shah
Title: Chief Executive Officer

Sincerely,

By:	/s/ Richard Braddock
Name: Richard Braddock
Address:

Acknowledged and Agreed:

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

By:	/s/ Bipin C. Shah
Name: Bipin C. Shah
Title: Chief Executive Officer

Sincerely,

By	/s/ Jon Lubert
Name: Jon Lubert
Address:

Acknowledged and Agreed:

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

By:	/s/ Bipin C. Shah
Name: Bipin C. Shah
Title: Chief Executive Officer